UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2025
INDIVIOR PLC
(Exact name of registrant as specified in its charter)

England and Wales	001-37835	98-1204773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10710 Midlothian Turnpike Suite 125 North Chesterfield, VA	23235
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 804-379-1040

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.50 nominal value per share	INDV	The Nasdaq Stock Market LLC
	INDV	London Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Indivior PLC (“Indivior” or the “Company”) held its 2025 Annual General Meeting (“2025 AGM”) on May 8, 2025. Following shareholder approval of the Company’s Directors’ Remuneration Policy, the Company and Joe Ciaffoni agreed that his employment as CEO would commence on May 8, 2025. Also, pursuant to his separation agreement, Mark Crossley stepped down as CEO of the Company and as a director. Indivior previously described the terms of Mr. Ciaffoni’s employment agreement in Item 1.01 of the Company's Current Report on Form 8-K filed March 4, 2025, which is incorporated herein by reference. The Company filed Mr. Crossley’s separation agreement as Exhibit 10.23.3 to the Company’s Annual Report on Form 10-K, which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 8, 2025, Indivior’s shareholders approved amendments to the Company’s articles of association effective upon the conclusion of the 2025 AGM. The principal changes to the prior articles of association (the “Prior Articles”) are summarized below. The Company has filed as Exhibit 3.1 to this Current Report on Form 8-K a complete copy of the articles of association, as amended (the “New Articles”), that are marked to show all changes.

The New Articles include additional or revised provisions regarding: general meetings of shareholders; proposals by shareholders to bring a resolution before the general meeting including any nominees for election to the Board; a requirement that all Directors are to be re-elected annually; a provision limiting the ability to call Board meetings to only the Chair, Lead Independent Director (if any), Chief Executive Officer, or majority of the Directors; revisions to the period after which the Company can sell shares belonging to untraced shareholders and unclaimed dividends from 10 years and 6 years, respectively; the elimination of Article 135 of the Existing Articles which was included to help facilitate the Company’s initial listing in the U.S.; and references to the London Stock Exchange changed to references to the Nasdaq Stock Market to reflect the movement of the Company’s primary listing to the latter exchange. The foregoing description of the New Articles is a summary and is qualified in its entirety by the full text of the New Articles, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company’s 2025 AGM was held on May 8, 2025. Details of each resolution presented at the 2025 AGM were set forth in the Notice of Meeting circulated to shareholders on March 27, 2025 (the “2025 AGM Notice”). All resolutions were duly passed by shareholders by way of a poll. Results of items presented for voting are set forth below:

1. To receive the Annual Report and Accounts:

Votes For	Votes Against	Withheld	Broker Non-Votes
79,773,958	2,502	227,842	0
2. To approve the Director’s Remuneration Report:

Votes For	Votes Against	Withheld	Broker Non-Votes
76,166,363	3,747,204	90,735	0
3. To approve the Directors’ Remuneration Policy:

Votes For	Votes Against	Withheld	Broker Non-Votes
74,447,950	5,464,988	91,364	0

4–10. To elect or re-elect the seven director nominees.

Nominee	Votes For	Votes Against	Withheld	Broker Non-Votes
Joseph Ciaffoni	79,725,151	225,142	54,009	0
Daniel Ninivaggi	78,875,142	1,073,927	55,232	0
Dr. David Wheadon	65,324,886	4,624,894	54,521	0
Dr. Keith Humphreys	71,220,343	8,732,129	51,830	0
Barbara Ryan	66,278,304	13,645,584	80,414	0
Mark Stejbach	66,449,177	13,503,305	51,820	0
Juliet Thompson	65,523,796	14,399,386	81,120	0

11. To re-appoint PricewaterhouseCoopers LLP as Auditor:

Votes For	Votes Against	Withheld	Broker Non-Votes
79,077,334	880,211	46,757	0
12. To authorize the Audit & Risk Committee to determine the remuneration of the Auditor:

Votes For	Votes Against	Withheld	Broker Non-Votes
79,820,100	138,138	46,064	0
13. To authorize the Company and any of its U.K. subsidiaries to make political donations and incur political expenditure:

Votes For	Votes Against	Withheld	Broker Non-Votes
78,832,165	964,328	207,808	0
14. To authorize the Directors to allot shares:

Votes For	Votes Against	Withheld	Broker Non-Votes
79,153,182	723,748	127,372	0
15. To authorize the Directors to disapply pre-emption rights up to 10% of the issued capital (Special Resolution):

Votes For	Votes Against	Withheld	Broker Non-Votes
78,961,024	941,908	101,370	0
16. To authorize the Directors to disapply pre-emption rights up to an additional 10% for transactions which the Board determines to be an acquisition or other capital investment (Special Resolution):

Votes For	Votes Against	Withheld	Broker Non-Votes
78,287,338	1,584,404	132,559	0
17. To authorize market purchases of the Company’s ordinary shares (Special Resolution):

Votes For	Votes Against	Withheld	Broker Non-Votes
79,831,447	48,147	124,708	0
18. To call a general meeting other than an annual general meeting on not less than 14 clear days’ notice (Special Resolution):

Votes For	Votes Against	Withheld	Broker Non-Votes
78,847,776	1,119,509	37,017	0
19. To adopt the new Articles of Association (Special Resolution):

Votes For	Votes Against	Withheld	Broker Non-Votes
79,666,957	290,995	46,350	0
Item 7.01 Regulation FD Disclosure.
On May 8, 2025, the Company released, via the Regulatory News Service (the “RNS”), an announcement regarding the results of the 2025 AGM, which is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. RNS is the news service of the London Stock Exchange.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Articles of Association of Indivior PLC (marked to show changes adopted at the 2025 Annual General Meeting of Indivior PLC).
99.1	Announcement sent to the London Stock Exchange on May 8, 2025, titled “Result of AGM.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Indivior PLC

Date: May 8, 2025	By:	/s/ Jeff Burris
Name: Jeff Burris
Title: Chief Legal Officer